

FIRST QUARTER 2020

EARNINGS CONFERENCE CALL

May 7, 2020

SPARTAN

FORWARD-LOOKING STATEMENT

This presentation contains several forward-looking statements that are not historical facts, including statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. Furthermore, statements contained in this document relating to the recent global outbreak of the novel coronavirus disease (COVID-19), the impact of which remains inherently uncertain on our financial results, are forward-looking statements. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include future developments relating to the COVID-19 pandemic, including governmental responses, supply chain shortages, and potential labor issues; operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners, including Isuzu; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

COVID-19 RESPONSE

Mobilized a COVID-19 response team to manage the pandemic

Employees

- Highest priority remains workforce health and safety
- Following CDC, Federal, state and local guidelines
- Implemented following actions:
  - Increased cleaning protocols
  - Issued personal protective equipment, including masks
  - Enabled remote work solutions
  - Published revised safety protocols for continued operation of our essential facilities

Operational

- Implemented daily management to cover site by site workforce planning
- Proactively managing supply base to ensure chassis and component availability
- Leveraging strong customer relationships to manage customers demands and maintain flexibility

Financial

- Took immediate and decisive actions to right-size our cost base and focus on cash preservation
- Actions included:
  - Increased cash on hand using existing credit line
  - Eliminated non-critical capex and discretionary expenses
  - Implemented hiring freeze
  - Deferred wage increases
  - Temporarily reduced executive and Board compensation

CURRENT ENVIRONMENT

Segment	% Sales	Management Market Outlook			Comments
		(+ accelerating; - decelerating vs pre-COVID environment)			
Fleet Vehicle Services			**3-6 mos**	**6 mos+**	
	~75%	Parcel*	++	++	• Stay at home orders drove higher last mile delivery needs in recent months • Food & Bev markets adapting; retail remains uncertain • Chassis and component availability critical for production
		Food & Bev	+	++	
		Utility/Gov't/Other	+	+	
		Retail	-	Flat	
		Laundry & Linen	-	+	
		**Includes online retail*			
Specialty Chassis & Vehicles			**3-6 mos**	**6 mos+**	
	~25%	Motorhome	--	-	• Expect Motorhome volume to remain soft in 2nd half of the year • Service Body demand remains strong, with short term impact due to dealer closings • Chassis and component availability critical for production
		Service Body	+	+	
		Contract Mfg	Flat	+	

OVERVIEW – 1Q20 VS. 1Q19



Revenue ($ M)
$172.2
$176.9
1Q19
1Q20



Income from Continuing Operations ($ M) (EPS)
$4.8
$11.7
$0.13
$0.33
1Q19
1Q20

- Revenue from continuing operations in 1Q20 up $4.7M, or 2.8%, to $176.9M from $172.2M
  - FVS up $13.1M, or 10.6% – increased sales of delivery vehicles in all vehicle classes
  - SCV down $10.4M, or 20.2% – decrease in luxury motor coach sales, partially offset by the inclusion of Royal truck body

- Income from continuing operations in 1Q20 rose $6.9M, or 142.9%, to $11.7M
  - Reflects improved mix, lower materials and component costs, productivity improvements and Royal acquisition
- EPS from continuing operations increased $0.20, or 153.8%, to $0.33 from $0.13 last year
- Includes $2.6 million, or $0.08 per share in income tax receivable for loss carryback recognized under the CARES Act

GROWTH STRATEGY AT WORK

Coast-to-coast flexible manufacturing capabilities now serve 80%* of the U.S. population



CINTAS
Dr Pepper
prime
POLICE

*Within 300 mile radius of manufacturing locations

FINANCIAL REVIEW
FIRST QUARTER 2020

SPARTAN

OVERVIEW – 1Q20 VS. 1Q19



Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$8.4
4.9%
$18.4
10.4%
1Q19
1Q20

- Adjusted EBITDA from continuing operations rose $10.0M to $18.4M
- Adjusted EBITDA margin from continuing operations increased 550 basis points to 10.4% of sales compared to 4.9% of sales
  - Primary driven by sales volume and product mix, the Royal Truck Body contribution, partially offset lower luxury motor coach chassis volume



Adjusted Net Income ($ M) (Adj EPS)
$5.3
$0.15
$11.4
$0.32
1Q19
1Q20

- Adjusted net income from continuing operations rose 115.1% to $11.4M from $5.3M
  - Reflects increased volume, improved pricing, productivity improvements and Royal acquisition
- Adjusted EPS from continuing operations of $0.32 versus $0.15 a year ago

FLEET VEHICLES & SERVICES – 1Q20



FVS Revenues ($ M)
$122.6
$135.7
1Q19
1Q20



FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$7.0
5.7%
$21.7
16.0%
1Q19
1Q20

- Revenue up $13.1M to $135.7M from $122.6M
  - Prior year includes $32.7M of USPS pass-through revenue
- Adjusted EBITDA increased by $14.7M to $21.7M from $7.0M due to mix, more favorable material costs, and the impact of the pass-through USPS order in the prior year
- Adjusted EBITDA margin increased to 16.0% of sales from 5.7%
  - Prior year negatively impacted by 110 bps due to USPS pass-through sales
- Excluding the USPS truck body order, segment backlog totaled $302.2M, up $186.8M or 161.9% compared to $115.4 at March 31, 2019

SPECIALTY CHASSIS & VEHICLES – 1Q20



SCV Revenues ($ M)
$51.7
$41.3
1Q19
1Q20



SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of
$4.9
9.6%
$3.7
9.0%
1Q19
1Q20

- Revenue down $10.4M, or 20.2%, to $41.3M from $51.7M last year
  - $17.7M decrease in luxury motor coach chassis sales partially offset by Royal Truck Body contributions
- Adjusted EBITDA decreased $1.2M to $3.7M from $4.9M
- Adjusted EBITDA margin fell 60 basis points to 9.0% of sales from 9.6% of sales
  - Due to decrease in luxury motor coach chassis and contract manufacturing volume, partially offset by Royal Truck Body
- Segment backlog up 45.6% to $42.4M, compared to $29.1M at March 31, 2019.

LIQUIDITY AND GUIDANCE UPDATE

Liquidity



Cash ($M)
Leverage Ratio
$50
$40
$30
$20
$10
$0
4
3
2
1
0
Acquired RTB
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20

- Working closely with banks to ensure cash availability
- Sufficient liquidity to fund operations
- Total liquidity of $115M at 1Q20 reflects:
  - $41M cash on hand
  - $74M of borrowing capacity
  - Current leverage ratio at 1.1x adjusted EBITDA

Guidance

- Customer demand remains strong
  - Good momentum coming out of Q1
  - Strong backlog position to support growth for balance of the year
  - Mixed impact to end markets … some positive, some negative
- Despite positive market position, there are significant risks that are out of Company's control
  - Chassis and component availability and impact on production
  - Further federal, state, or local government mandates
- ***Withdrawing previous full year 2020 financial guidance until there is further visibility***

CLOSING REMARKS

- Strong first quarter performance shows business transformation initiatives are working
- Implemented immediate and decisive actions to right-size our cost base and focus on cash preservation
- We are well positioned operationally and has ample liquidity to weather this short-term headwind
- We are a stronger, leaner Company with the speed and flexibility to generate long-term growth and profitability

APPENDIX



RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure. This non-GAAP measure is calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. We define adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations. Adjusted EBITDA for all prior periods presented have been recast to conform to the current presentation.

We present the non-GAAP measure adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Financial Summary
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
Spartan Motors, Inc.	2020	% of sales	2019	% of sales
Income from continuing operations	$ 11,742	6.6%	$ 4,835	2.8%
Net (income) loss attributable to non-controlling interest	(67)		(140)	
Add (subtract):				
Restructuring and other related charges	992		27	
Acquisition related expenses and adjustments	93		45	
Non-cash stock-based compensation expense	1,991		847	
Favorable tax rate in income taxes receivable	(2,577)		(99)	
Tax effect of adjustments	(748)		(221)	
Adjusted net income	$ 11,426	6.5%	$ 5,294	3.1%
Income from continuing operations	$ 11,742	6.6%	$ 4,835	2.8%
Net (income) loss attributable to non-controlling interest	(67)		(140)	
Add (subtract):				
Depreciation and amortization	2,517		1,312	
Taxes on income	377		1,076	
Interest expense	731		374	
EBITDA	$ 15,300	8.6%	$ 7,457	4.3%
Add (subtract):				
Restructuring and other related charges	992		27	
Acquisition related expenses and adjustments	93		45	
Non-cash stock-based compensation expense	1,991		847	
Adjusted EBITDA	$ 18,376	10.4%	$ 8,376	4.9%
Diluted net earnings per share	$ 0.33		$ 0.13	
Add (subtract):				
Restructuring and other related charges	0.03		-	
Acquisition related expenses and adjustments	-		-	
Non-cash stock-based compensation expense	0.06		0.02	
Favorable tax rate in income taxes receivable	(0.08)		-	
Tax effect of adjustments	(0.02)		-	
Adjusted diluted net earnings per share	$ 0.32		$ 0.15	



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